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                      MAINSTAY VP SERIES FUND, INC.

               MainStay VP ICAP Select Equity Portfolio

                 Supplement dated July 9, 2007 ("Supplement")
              to the Prospectus dated May 1, 2007 ("Prospectus")


        This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. ("Fund") regarding the MainStay VP ICAP Select Equity Portfolio ("Portfolio"). You may obtain copies of the Prospectus and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.


1. Robert H. Lyon, Chief Executive Officer and Chief Investment Officer of Institutional Capital LLC ("ICAP") and a portfolio manager of the
        Portfolio, died on July 3, 2007.   Mr. Lyon co-managed the Portfolio
        with Jerrold K. Senser. Page A-67 of the Prospectus is hereby revised to state that Mr. Senser, along with Thomas R. Wenzel, will handle the day-to-day management of the Portfolio.

2. Effective July 9, 2007, replace the biography for Jerrold K. Senser with the following revised biography, and include the following biography for Thomas R. Wenzel in the "Portfolio Manager Biographies" section beginning on page A-68 of the Prospectus:

          Jerrold K. Senser, CFA   Mr. Senser serves as Chief Executive
          Officer and Chief Investment Officer of ICAP.  As CEO and CIO,
          Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies. Mr. Senser has been with the firm since 1986 and has been a portfolio manager for the Portfolio since 2006. Mr. Senser graduated with a BA in economics from the University of Michigan, and an MBA from the University of Chicago. He is a CFA charterholder. Prior to joining ICAP, Mr. Senser spent seven years at Stein
          Roe & Farnham as an associate involved in economic and fixed-income analysis. He began his career at Data Resources, Inc., an economic consulting firm.

          Thomas R. Wenzel, CFA    Mr. Wenzel, Executive Vice President
          and Director of Research, is a senior member of the investment committee. Mr. Wenzel serves as a lead portfolio manager for all of ICAP's investment strategies. As a 15-year veteran of the firm, Mr. Wenzel also leads the firm's investment research with particular emphasis on the financial sector. At the University of Wisconsin-Madison, he participated in the applied security analysis and investment management program and earned a BA in economics and an MBA. He is a CFA charterholder. Before joining ICAP in 1993, he served as a senior equity analyst at Brinson Partners for six years.



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